EXHIBIT 99.1


                               UBS Investment Bank
                            Fixed Bid Stratification

                 MSSTR04 1; Fixed Rate; Conforming; Performing;
                     30Yr Slag; ORIGLTV gt 0; RTERM le 300
================================================================================



--------------------------------------------------------------------------------
Pool Summary                    COUNT                   UPB                %
--------------------------------------------------------------------------------
Conforming                        417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Data as of Date: 2004-05-01
AVG UPB: $159,558.59
GROSS WAC: 6.9451%
NET WAC: 6.685%
% SF/PUD: 88.28%
% FULL/ALT: 52.27%
% CASHOUT: 6.84%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 1.48%
WA LTV: 78.73%
% FICO > 679: 74.10%
% NO FICO: 3.03%
WA FICO: 718
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 8.79%
Latest Maturity Date: 20290501
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Product Type                    COUNT                   UPB                %
--------------------------------------------------------------------------------
30 YR FXD                         417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Balance                COUNT                   UPB                %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                 52       $  1,774,440.71             2.67%
$50,000.01 - $100,000.00          108          7,129,504.96            10.72
$100,000.01 - $150,000.00          42          4,767,755.33             7.17
$150,000.01 - $200,000.00          17          2,549,279.29             3.83
$200,000.01 - $250,000.00          34          7,580,914.76            11.39
$250,000.01 - $300,000.00         126         31,510,292.47            47.36
$300,000.01 - $350,000.00          36         10,458,825.64            15.72
$350,000.01 - $400,000.00           1            358,739.54             0.54
$450,000.01 - $500,000.00           1            406,178.85             0.61
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: $21,600.00
Maximum: $480,000.00
Average: $175,298.64
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Unpaid Balance                  COUNT                   UPB                %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                 66       $  2,367,102.55             3.56%
$50,000.01 - $100,000.00          106          7,660,724.60            11.51
$100,000.01 - $150,000.00          38          4,665,208.06             7.01
$150,000.01 - $200,000.00          16          2,811,030.01             4.22
$200,000.01 - $250,000.00          87         20,319,029.94            30.54
$250,000.01 - $300,000.00          94         25,520,113.46            38.36
$300,000.01 - $350,000.00           8          2,427,804.54             3.65
$350,000.01 - $400,000.00           1            358,739.54             0.54
$400,000.01 - $450,000.00           1            406,178.85             0.61
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: $14,578.31
Maximum: $406,178.85
Average: $159,558.59
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Gross Rate                      COUNT                   UPB                %
--------------------------------------------------------------------------------
5.751% - 6.000%                     9       $  2,276,256.32             3.42%
6.001% - 6.250%                    26          6,328,716.11             9.51
6.251% - 6.500%                    66         16,340,883.97            24.56
6.501% - 6.750%                    48         12,640,014.70            19.00
6.751% - 7.000%                    27          6,509,832.34             9.78
7.001% - 7.250%                    20          3,877,452.07             5.83
7.251% - 7.500%                    34          4,147,356.13             6.23
7.501% - 7.750%                    42          3,895,654.73             5.85
7.751% - 8.000%                    63          5,442,186.75             8.18
8.001% - 8.250%                    35          2,093,121.39             3.15
8.251% - 8.500%                    26          1,577,370.26             2.37
8.501% - 8.750%                    21          1,407,086.78             2.11
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: 5.875%
Maximum: 8.750%
Weighted Average:                                                      6.945%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Net Rate                        COUNT                   UPB                %
--------------------------------------------------------------------------------
5.501% - 5.750%                     9       $  2,276,256.32             3.42%
5.751% - 6.000%                    26          6,328,716.11             9.51
6.001% - 6.250%                    66         16,340,883.97            24.56
6.251% - 6.500%                    54         14,212,867.67            21.36
6.501% - 6.750%                    21          4,936,979.37             7.42
6.751% - 7.000%                    20          3,877,452.07             5.83
7.001% - 7.250%                    34          4,147,356.13             6.23
7.251% - 7.500%                    42          3,895,654.73             5.85
7.501% - 7.750%                    63          5,442,186.75             8.18
7.751% - 8.000%                    35          2,093,121.39             3.15
8.001% - 8.250%                    26          1,577,370.26             2.37
8.251% - 8.500%                    21          1,407,086.78             2.11
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 8.500%
Weighted Average: 6.685%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Term to Maturity       COUNT                   UPB                %
--------------------------------------------------------------------------------
360 - 360                         417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Remaining Term
to Stated Maturity              COUNT                   UPB                %
--------------------------------------------------------------------------------
241 - 300                         417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: 276
Maximum: 300
Weighted Average: 293
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               May 26, 2004 09:40                  Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

                 MSSTR04 1; Fixed Rate; Conforming; Performing;
                     30Yr Slag; ORIGLTV gt 0; RTERM le 300
================================================================================



--------------------------------------------------------------------------------
Seasoning                       COUNT                   UPB                %
--------------------------------------------------------------------------------
49 - 60                            14       $  3,719,881.91             5.59%
61 - 120                          403         62,816,049.64            94.41
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: 60
Maximum: 84
Weighted Average: 67
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FICO Scores                     COUNT                   UPB                %
--------------------------------------------------------------------------------
0 - 0                              11       $  2,014,003.07             3.03%
490 - 499                           1            221,891.48             0.33
500 - 509                           2            338,909.16             0.51
510 - 519                           1             69,823.62             0.10
520 - 529                           1            305,206.86             0.46
530 - 539                           1            256,253.39             0.39
540 - 549                           3            440,232.61             0.66
550 - 559                           1             56,304.77             0.08
560 - 569                           3            603,276.09             0.91
580 - 589                           6          1,354,477.33             2.04
590 - 599                           4            256,728.93             0.39
600 - 609                           3            472,727.48             0.71
610 - 619                           5            915,039.32             1.38
620 - 629                           6            875,495.97             1.32
630 - 639                           6            708,413.39             1.06
640 - 649                          12          1,874,624.21             2.82
650 - 659                          10          1,749,337.32             2.63
660 - 669                          16          2,587,527.21             3.89
670 - 679                          19          2,133,083.17             3.21
680 - 689                          14          2,540,086.91             3.82
690 - 699                          17          2,733,483.71             4.11
700 - 709                          26          3,835,833.67             5.77
710 - 719                          25          3,381,347.49             5.08
720 - 729                          20          3,408,766.27             5.12
730 - 739                          30          4,763,621.73             7.16
740 - 749                          24          3,325,284.94             5.00
750 - 759                          34          5,763,702.71             8.66
760 - 769                          27          5,161,000.77             7.76
770 - 779                          29          5,157,820.24             7.75
780 - 789                          26          3,947,772.52             5.93
790 - 799                          23          3,423,677.73             5.15
800 - 809                          10          1,614,484.97             2.43
810 - 819                           1            245,692.51             0.37
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 811
Weighted Average: 718
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan To Value Ratio             COUNT                   UPB                %
--------------------------------------------------------------------------------
35.001% - 40.000%                   3       $    559,683.60             0.84%
40.001% - 45.000%                   1            109,746.71             0.16
45.001% - 50.000%                   8          1,352,515.46             2.03
50.001% - 55.000%                   4            591,789.64             0.89
55.001% - 60.000%                  12          1,996,862.88             3.00
60.001% - 65.000%                  27          3,145,649.37             4.73
65.001% - 70.000%                  46          6,567,122.39             9.87
70.001% - 75.000%                  31          4,991,247.93             7.50
75.001% - 80.000%                 137         25,751,930.64            38.70
80.001% - 85.000%                  13          1,902,548.89             2.86
85.001% - 90.000%                 117         15,606,877.84            23.46
90.001% - 95.000%                  18          3,959,956.20             5.95
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: 36.30%
Maximum: 95.00%
Weighted Average: 78.73%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Combined Loan To Value Ratio    COUNT                   UPB                %
--------------------------------------------------------------------------------
35.001% - 40.000%                   2       $    280,797.49             0.42%
40.001% - 45.000%                   1            109,746.71             0.16
45.001% - 50.000%                   9          1,631,401.57             2.45
50.001% - 55.000%                   4            591,789.64             0.89
55.001% - 60.000%                  12          1,996,862.88             3.00
60.001% - 65.000%                  27          3,145,649.37             4.73
65.001% - 70.000%                  46          6,567,122.39             9.87
70.001% - 75.000%                  31          4,991,247.93             7.50
75.001% - 80.000%                 136         25,511,666.53            38.34
80.001% - 85.000%                  14          2,142,813.00             3.22
85.001% - 90.000%                 117         15,606,877.84            23.46
90.001% - 95.000%                  18          3,959,956.20             5.95
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: 36.30%
Maximum: 95.00%
Weighted Average: 78.78%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DTI                             COUNT                   UPB                %
--------------------------------------------------------------------------------
<= 0.000%                         140       $ 29,245,288.99            43.95%
6.001% - 11.000%                    5            612,329.62             0.92
11.001% - 16.000%                   4            427,851.50             0.64
16.001% - 21.000%                   9          1,535,127.18             2.31
21.001% - 26.000%                  21          4,017,062.52             6.04
26.001% - 31.000%                  26          4,891,731.95             7.35
31.001% - 36.000%                  37          6,151,074.25             9.24
36.001% - 41.000%                  40          6,144,869.86             9.24
41.001% - 46.000%                  19          2,214,742.14             3.33
46.001% - 51.000%                  23          4,012,085.17             6.03
51.001% - 56.000%                   4            308,028.49             0.46
56.001% - 61.000%                   2            100,724.93             0.15
66.001% - 71.000%                   1             98,690.36             0.15
96.001% - 101.000%                 86          6,776,324.59            10.18
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 100.000%
Weighted Average: 46.301%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               May 26, 2004 09:40                  Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

                 MSSTR04 1; Fixed Rate; Conforming; Performing;
                     30Yr Slag; ORIGLTV gt 0; RTERM le 300
================================================================================



--------------------------------------------------------------------------------
Geographic Concentration        COUNT                   UPB                %
--------------------------------------------------------------------------------
Texas                              60       $  7,848,344.30            11.80%
New York                           35          6,419,162.51             9.65
California                         30          5,850,417.02             8.79
New Jersey                         23          5,571,401.87             8.37
Florida                            23          3,585,368.23             5.39
Georgia                            15          3,153,320.16             4.74
Colorado                           19          2,827,442.38             4.25
Oregon                             23          2,331,122.89             3.50
North Carolina                     11          2,319,811.04             3.49
Pennsylvania                       11          2,268,616.40             3.41
Arizona                            15          2,262,288.70             3.40
Massachusetts                       9          2,045,154.43             3.07
Connecticut                         8          1,520,169.40             2.28
Illinois                            9          1,480,280.84             2.22
Ohio                               14          1,397,424.59             2.10
Utah                               11          1,308,107.53             1.97
Virginia                            7          1,251,192.11             1.88
Michigan                           12          1,209,346.67             1.82
Hawaii                              3            972,384.92             1.46
Kansas                              6            936,733.05             1.41
Maryland                            6            884,202.40             1.33
Louisiana                           4            875,003.59             1.32
Washington                          6            844,363.82             1.27
Tennessee                           4            830,772.71             1.25
Arkansas                            3            760,019.79             1.14
New Mexico                          6            663,164.68             1.00
Missouri                            4            507,337.67             0.76
Alabama                             5            494,461.28             0.74
Minnesota                           2            393,884.25             0.59
South Carolina                      4            376,388.28             0.57
Wisconsin                           2            340,385.93             0.51
Montana                             4            330,209.31             0.50
Delaware                            2            323,456.66             0.49
Nebraska                            2            319,546.76             0.48
New Hampshire                       2            309,305.83             0.46
Indiana                             2            272,978.42             0.41
Oklahoma                            1            251,812.83             0.38
Iowa                                4            235,823.95             0.35
Mississippi                         1            226,750.00             0.34
Vermont                             1            174,165.21             0.26
Idaho                               2            170,152.85             0.26
Nevada                              2            159,650.68             0.24
Kentucky                            2            127,233.44             0.19
Rhode Island                        1             59,615.86             0.09
North Dakota                        1             47,156.31             0.07
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
North-South CA                  COUNT                   UPB                %
--------------------------------------------------------------------------------
States Not CA                     387       $ 60,685,514.53            91.21%
North CA                           15          3,424,961.13             5.15
South CA                           15          2,425,455.89             3.65
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Zip Code Concentration          COUNT                   UPB                %
--------------------------------------------------------------------------------
85255                               3       $    755,636.66             1.14%
11566                               3            715,803.81             1.08
75028                               3            558,419.32             0.84
78750                               2            547,418.51             0.82
18901                               2            517,982.17             0.78
Other                             404         63,440,671.08            95.35
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan Purpose                    COUNT                   UPB                %
--------------------------------------------------------------------------------
Purchase                          329       $ 57,803,224.01            86.88%
Cash Out Refi                      49          4,548,490.52             6.84
Rate & Term Refi                   37          3,624,514.20             5.45
Home Improvement                    2            559,702.82             0.84
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Document Type                   COUNT                   UPB                %
--------------------------------------------------------------------------------
Full                              250       $ 34,779,887.39            52.27%
No Doc                             99         25,213,888.88            37.90
Asset Only                         68          6,542,155.28             9.83
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Property Type                   COUNT                   UPB                %
--------------------------------------------------------------------------------
Single Family                     328       $ 58,295,667.72            87.62%
Two Family                         31          3,005,538.34             4.52
Low Rise Condo (2-4 floors)        31          2,556,622.75             3.84
Four Family                         8            723,372.53             1.09
Three Family                        6            511,529.09             0.77
Pud                                 6            438,981.68             0.66
High Rise Condo (gt 8 floors)       2            352,500.96             0.53
Coop                                2            316,398.66             0.48
Condomimium                         1            247,522.46             0.37
Townhouse                           2             87,797.36             0.13
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Occupancy                       COUNT                   UPB                %
--------------------------------------------------------------------------------
Owner Occupied                    273       $ 56,719,513.88            85.25%
Investor Occupied                 140          9,321,879.21            14.01
Second Home                         4            494,538.46             0.74
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Prepayment Penalty (Months)     COUNT                   UPB                %
--------------------------------------------------------------------------------
0.000                             417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
wa Term: 0.000
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Balloon Flag                    COUNT                   UPB                %
--------------------------------------------------------------------------------
Not a Balloon Loan                417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               May 26, 2004 09:40                  Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

                 MSSTR04 1; Fixed Rate; Conforming; Performing;
                     30Yr Slag; ORIGLTV gt 0; RTERM le 300
================================================================================



--------------------------------------------------------------------------------
Silent 2nd                      COUNT                   UPB                %
--------------------------------------------------------------------------------
N                                 415       $ 66,016,781.33            99.22%
Y                                   2            519,150.22             0.78
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Lien Position                   COUNT                   UPB                %
--------------------------------------------------------------------------------
1                                 417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Mortgage Ins.                   COUNT                   UPB                %
--------------------------------------------------------------------------------
Amerin                              9       $  1,288,951.75             1.94%
GEMICO                              7            687,295.47             1.03
MGIC                               20          2,363,971.77             3.55
MI (Company Unknown at Bid)         1            231,193.77             0.35
No MI                               4            982,286.01             1.48
No MI (Premium Price)              24          5,376,882.98             8.08
PMI Mortgage Insurance             25          3,475,021.67             5.22
Radian Guaranty                    16          1,302,530.83             1.96
Republic Mortgage Insurance        21          1,729,007.66             2.60
Triad Guaranty Insurance Co.        1            251,531.94             0.38
United Guaranty                    20          3,780,709.08             5.68
LTV <=80                          269         45,066,548.62            67.73
--------------------------------------------------------------------------------
Total:                            417       $ 66,535,931.55           100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI:                                                       1.48%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               May 26, 2004 09:40                  Page 4  of  4